                                 NIMSTEC LIMITED


                                     - AND -



                                    I3DX.COM









                                    AMENDMENT


                                       TO


                      ASSET AND LICENSE PURCHASE AGREEMENT

                AMENDMENT TO ASSET AND LICENSE PURCHASE AGREEMENT


DATE:     October 25, 1999

PARTIES:

    "The Licensor": NIMSTEC LIMITED, an exempted corporation registration no. 21568 formed under the laws of Bermuda whose principal place of business is at 48 Cedar Avenue, Suite 120, Hamilton HM JX, Bermuda

    "The Licensee": i3Dx.com, formerly named 3-Dx.com, a corporation organised under the laws of Nevada.

WHEREAS the Licensor and Licensee entered into an Asset and License Purchase Agreement dated June 39, 1999 (the "Agreement"); and

**

WHEREAS the Licensee wishes to add this new technology to the scope of its license as defined in the Agreement;

NOW THEREFORE the Licensor and Licensee hereby agree to amend the Agreement as follows:

AMENDMENT 1

Under Item 1. Definitions, sub-item 1.1, amend the definition of Products to include the following additional products.

    "Products" all animated or 3-D images photographically or digitally created for the photographic printing of animated or 3D images - 3D photographic cameras - 3D photographic printers - 3D photographic apparatus used with 2-D cameras parallax rotation of image to simulate 3D image - lenticular print optical material with photographic emulsions (LPF) **

                                           ** text omitted & filed separately
                                           Confidential Treatment Requested
                                           Under 17 C.F.R. Section 200.80(b)(4),
                                           200.83 and 240.246-2


                                  Page 2 of 3

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AMENDMENT 2

Under Item 7. Payment, sub-item 7.1, amend as indicated here:

7.  PAYMENT

    7.1 The Licensee shall during the continuance of this Agreement pay to the Licensor a license fee of five per cent (5%) of the Gross Sales Value of all Products (or any part thereof) sold or otherwise supplied for money or money's worth. **

AS WITNESS whereof this Agreement has been duly executed the day and year first above written:

NimsTec Limited                        i3Dx.com
48 Cedar Avenue                        4850 River Green Parkway
Suite 120                              Duluth Georgia
Hamilton HM JX Bermuda

By:                                    By:
   --------------------------------       --------------------------------
Name: Dr. Jerry C. Nims                Name: Paul F. Peters
Title: Chairman                        Title: President


Date:                                  Date:
     ------------------------------         ------------------------------





                                           ** text omitted & filed separately
                                           Confidential Treatment Requested
                                           Under 17 C.F.R. Section 200.80(b)(4),
                                           200.83 and 240.246-2


                                  Page 3 of 3